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                                                                    EXHIBIT 23.3



                  CONSENT OF INDEPENDENT  PETROLEUM ENGINEERS



       As independent petroleum engineers, we hereby consent to the incorporation by reference in this registration statement of our report included in the Annual Report on Form 10-K of Tom Brown, Inc. for the year ended December 31, 1996 and to all references to our firm included in this registration statement.


                                              /s/ WILLIAMSON PETROLEUM
                                                         CONSULTANTS, INC.




June 24, 1997